Exhibit 10.5

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE HOLDER, REASONABLY ACCEPTABLE TO THE CORPORATION, TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE CORPORATION.

COMMON STOCK PURCHASE WARRANT

CONDOR HOSPITALITY TRUST, INC.

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Real Estate Strategies L.P. (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after January 24, 2017 (the “Initial Exercise Date”) and on or prior to the close of business on the Termination Date but not thereafter, to subscribe for and purchase from Condor Hospitality Trust, Inc., a Maryland corporation (the “Company”), 150,540 shares (subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the applicable Exercise Price hereunder.

Section 1.    Definitions. In addition to the definitions provided throughout this Warrant and unless the context otherwise requires, the following terms, when capitalized, shall have the following meanings for the purposes of construing this Warrant:

(a)    “Affiliates” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities by contract or otherwise.

(b)    “Beneficial Ownership” has the meaning ascribed to such term in Article IX of the Amended and Restated Articles of Incorporation of the Company.

(c)     “Common Stock” means the common stock, $0.01 par value per share, of the Company.

(d)    “Company” is defined in the first paragraph of the Warrant.

(e)    “Constructive Ownership” has the meaning assigned to such term in Article IX of the Amended and Restated Articles of Incorporation of the Company.

(f)    “Exchange” means the Nasdaq Stock Market LLC (or, if the shares of Common Stock are not listed or admitted for trading on the Nasdaq Stock Market LLC, on the principal national securities exchange on which such securities are listed, or if not so listed, the OTC Bulletin Board (or any successors to any of the foregoing)).

(g)    “Exercise Price” means the purchase price of $0.001 for one share of Common Stock upon exercise of this Warrant in whole or in part from time to time.

(h)    “Holder” is defined in the first paragraph of the Warrant.

(i)    “Holder Limit” is defined in the paragraph of the Warrant titled “Share Ownership Limit.”

(j)    “Initial Exercise Date” is defined in the first paragraph of the Warrant.

(k)    “Ownership Limit” has the meaning ascribed to such term in Article IX of the Amended and Restated Articles of Incorporation of the Company.

(l)    “Preferred Shares” means the Company’s Series D Cumulative Convertible Preferred Stock.

(m)    “Termination Date” means January 24, 2019.

(n)    “Total Warrant Shares” means the total number of Warrant Shares for which this Warrant may be exercised on the Initial Exercise Date without regard to the Ownership Limit.

(o)    “Trading Day” means a day on which the Exchange is open for trading.

(p)    “Warrant” is defined in the first paragraph of the Warrant.

(q)    “Warrant Shares” is defined in the first paragraph of the Warrant.

Section 2.    Exercise.

(a)    Exercise of Warrant. Subject to the Ownership Limit and Holder Limit (set forth below), exercise of this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date, by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) of a duly executed copy of the Notice of Exercise form annexed hereto. Within five (5) Trading Days following the date of exercise as aforesaid and upon delivery by Holder of this Warrant and the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise (by wire transfer or cashier’s check drawn on a United States bank), the Company shall issue and cause to be delivered to Holder the certificate or certificates (or electronic equivalent thereof) representing the number of fully-paid and non-assessable Warrant Shares for which the Warrant is being exercised. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased and, following such partial exercise, the Company shall deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(b)    Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company.

(c)    Share Ownership Limit. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that, after giving effect to the exercise set forth on the applicable Notice of Exercise, the Holder would have Beneficial

Ownership or Constructive Ownership of equity stock of the Company in excess of the Ownership Limit. The Company shall also not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that, after giving effect to the exercise set forth on the applicable Notice of Exercise, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Holder Limit. The “Holder Limit” shall be 49.5% of the total number of securities of the Company (with convertible securities not considered separately but as part of the of the underlying securities) outstanding immediately after giving effect to the issuance of Warrant Shares otherwise issuable pursuant to the applicable Notice of Exercise. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this section (or any portion hereof) which may be defective or inconsistent with the intended Holder Limit contained herein or to make changes or supplements necessary or desirable to properly give effect to such limit.

(d)    Legend. The Holder agrees that all certificates or other instruments representing the Warrant Shares will bear a legend substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

Section 3.    Certain Adjustments.

(a)    If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or makes a distribution to holders of any class or series of capital stock of the Company in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant or warrants issued prior to this Warrant), (ii) subdivides outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock by reclassification of the Common Stock, then the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Additionally, if the Exercise Price is adjusted pursuant to this Section 3(a), the number of Warrant Shares subject to this Warrant shall also be adjusted by multiplying the number of Warrant Shares then subject to this warrant by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately after such event and which the denominator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b)    Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Notwithstanding anything herein to the contrary, no adjustment of the Exercise Price shall be made pursuant to this Section 3 in an amount less than $.0001 per share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.0001 per share or more.

Section 4.    Miscellaneous.

(a)    No Rights as Shareholder. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a shareholder of the Company.

(b)    Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c)    Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the exchange upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(d)    Governing Law and Forum. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. The Company and each and every Holder hereby irrevocably (i) consents, to the maximum extent permitted by law, that any action or proceeding relating to this Warrant or the transactions contemplated hereby shall be brought, at the option of the party instituting the action or proceeding, in any court of general jurisdiction in New York County, New York, in the United States District Court for the Southern District of New York or in any state or federal court sitting in the area currently comprising the Southern District of New York, (ii) waives any objection that it may have to the conduct of any action or proceeding in any such court based on improper venue or forum non conveniens, waives personal service of any and all process upon it, and (iii) consents that all service of process may be made by mail or courier service directed to it at the address set forth on the records of the Company and that service so made shall be deemed to be completed upon the earlier of actual receipt or ten days after the same shall have been posted or delivered to a nationally recognized courier service. Nothing contained in this Warrant shall affect the right of any party to serve legal process in any other manner permitted by law.

(e)    Notices. All notices or other communications required or permitted to be given pursuant to this Warrant shall be in writing, and and if sent to the Holder, shall be delivered to Real Estate Strategies L.P. Clarendon House 2, Church Street, Hamilton HM CX, Bermuda, c/o IRSA Inversiones y Representaciones Sociedad Anónima, Bolívar 108 (C1066AAB), Buenos Aires, Argentina, fax no. +54 (11) 4323-7449, Attention: Eduardo S. Elsztain, with copies to and Zang, Bergel & Vines Abogados, Florida 537, 18th Floor, (C1005AAK), Buenos Aires, Argentina, fax no. +54 (11) 5166-7070, Attention: Pablo Vergara del Carril; or if sent to the Company, shall be delivered to Condor Hospitality Trust, Inc.,

1800 West Pasewalk Avenue, Suite 200, Norfolk, Nebraska 68701, fax no. (402) 371-4229 Attention: Chief Executive Officer, with a copy to McGrath North Mullin & Kratz, PC LLO, Suite 3700 First National Tower, 1601 Dodge Street, Omaha, Nebraska 68102, fax no. (402) 952-1802, Attention: Guy Lawson. The Company or a Holder may change such address for notices by sending to the Company and Holder written notice of a new address for such purpose.

(f)    Registration Rights. The Warrant Shares, when issued, shall be “Registrable Shares” as defined in, and for the purposes of, the Registration Rights Agreement dated January 31, 2012 by and between Real Estate Strategies L.P., a Bermuda Limited Partnership, IRSA Inversiones y Representaciones Sociedad Anónima, an Argentine Sociedad Anónima, unless such Warrant Shares may be publicly resold under the safe harbor of Rule 144 of the Securities and Exchange Commission without regard to limitations as to volume or manner of sale thereunder.

(g)    Successors and Assigns. This Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder.

(h)    Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(i)    Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(j)    Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

CONDOR HOSPITALITY TRUST, INC.

/s/ J. William Blackham
By: J. William Blackham
Title: President and Chief Executive Officer

Acknowledged and accepted, and by such acknowledgment and acceptance, the undersigned hereby accepts this Warrant in exchange for, and in full satisfaction of, all warrants previously issued to Real Estate Strategies L.P. dated February 1, 2012 and February 15, 2012, as may have been further amended or modified (the “Old Warrants”) and agrees that the Old Warrants have no further force or effect and all rights thereunder are terminated effective with the issuance of this Warrant.

Real Estate Strategies L.P.

By: JIWIN S.A. (its General Partner)

/s/ Jose Luis Rinaldini (Attorney)	/s/ Ezequiel Sawicke (Apoderado)
Authorized Signatory	Authorized Signatory

NOTICE OF EXERCISE

TO: CONDOR HOSPITALITY TRUST, INC.

(1)    The undersigned hereby elects to purchase                                  Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

The Warrant Shares shall be delivered to:

(2)    Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

The undersigned further requests that if the number of shares elected to be purchased herein shall not be all of the shares purchasable pursuant to the terms of the attached Warrant, that a new Warrant of like tenor for the balance of the shares purchasable hereunder be delivered to the undersigned.

Date: